FINANCING AGREEMENT
                               -------------------
                              (SECURITY AGREEMENT)


                  THIS AGREEMENT is entered into by and between FIRSTAR METROPOLITAN BANK & TRUST ("FMB"); and jointly and severally ILX INCORPORATED (formerly INTERNATIONAL LEISURE ENTERPRISES INCORPORATED), an Arizona corporation ("ILX") and LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, an Arizona limited partnership ("LAP"), each with its principal office located at 2777 East Camelback Road, Phoenix, Arizona 85016 (ILX and LAP are collectively "Developer").
                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, LAP is the owner of a certain timeshare project known as Sedona Vacation Club located at the Los Abrigados Resort ("Los Abrigados") in Sedona, Coconino County, Arizona; and

                  WHEREAS, LAP has sold certain interests in real estate as said interests are defined in the Membership Documents for Sedona Vacation Club and any additions or amendments thereto as may be made from time to time (the "Project Documents");

                  WHEREAS, LAP has entered into Contracts with Consumers who have purchased one or more Unit Weeks, which Contracts provide for the payment of said Contracts over periods of time in installments; and

                  WHEREAS, Developer desires to borrow the sum of TWO HUNDRED FIFTY FIVE THOUSAND and NO/100 DOLLARS ($255,000.00) from FMB pursuant to the terms of a promissory note of even date herewith (the "Note"), and to offer to FMB, as collateral said Contracts and FMB is interested in lending such sum to Developer and receiving a first priority lien and encumbrance in said Contracts; and

                  WHEREAS, to that end, the parties wish to memorialize their agreements by this writing,

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is herewith acknowledged, the parties hereby agree as follows:
                  1.          DEFINITIONS.
                              ------------

                  When used in this Agreement, the following terms shall have the meanings set forth below:

                  1.1 "Consumer" or "Consumers" shall mean those purchasers and borrowers of LAP purchasing and financing the purchase of Unit Weeks (including any guarantor thereof), executing an agreement, contract, a note and/or similar documentation.
                  1.2 "Contract" or "Contracts" means a consumer contract or agreement between LAP as seller and lender and a Consumer, as the purchaser and borrower of (or relating to) a Unit Week together with all Related Documents.

                  1.3 "Credit Package" means the documents held by LAP with respect to each Contract, which documents shall include a completed loan application, credit bureau report and other information and documentation of a similar nature to enable LAP to determine the creditworthiness of the Consumer and the Consumer's financial ability to repay the Contract.

                  1.4 "Loan Documents" shall mean this Agreement, the Note, any pledge, mortgages or deeds of trust, security agreements and the other writings or documents of every

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kind and nature  submitted in connection with this  Agreement,  and any security agreements, whether executed contemporaneously herewith or otherwise.

                  1.5 "Project" means the timeshare condominium project (including but not limited to the Unit Weeks) known as Sedona Vacation Club, located in Sedona, Coconino County, Arizona, including the real estate underlying same, the improvements thereon and all furnishings, fixtures and personalty contained thereon, all common areas and/or elements appurtenant thereto.

                  1.6 "Related Documents" means, as applicable to each Contract, the Credit Package, the Contract, notes, security agreements, mortgages, deeds of trust, deeds, information, documents and such other writings or documents of every kind and nature submitted and/or executed by or on behalf of the Consumer or others and relating to the Contract.

                  1.7 "Transaction" or "Transactions" means sale transaction evidenced by a Contract and/or Related Documents.

                  1.8 "Unit Week" or "Unit Weeks" shall mean the timeshare interests defined in and created by the Project Documents.

                  2.          ASSIGNMENT AND RECEIPT OF CONTRACTS AND
                              ---------------------------------------
                              RELATED DOCUMENTS.
                              -----------------

                  2.1 Developer hereby pledges and assigns and grants a security interest in the Transactions, Contracts, Credit Packages and Related Documents more particularly described on Exhibit A attached hereto and incorporated herein by reference and all proceeds therefrom to FMB. The portion of the Credit
Package and the Related Documents constituting the Contract (e.g., the underlying promissory notes) and the Consumer's deed of trust will be delivered to FMB at closing.

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                  2.2 All costs and expenses  relating to the  negotiations  and consummation of this Agreement and the execution and delivery of the Loan Documents, including, but not limited to, attorney's fees and costs, shall be paid, respectively, by each party hereto.

                  3.          DEVELOPER'S WARRANTIES AND REPRESENTATIONS.
                              ------------------------------------------

                  Developer  represents  and  warrants  (and  on the  date  each
Transaction   is  pledged,   shall  be  deemed  to  have   repeated   each  such
representation and warranty) as follows:

                  3.1 Developer is duly organized and validly existing and in good standing under the laws of the state of its organization and is duly qualified and authorized to do business in each state where its failure to so qualify would materially impair its ability to perform its obligations under this Agreement, or its ability to enforce any Contract or Related Documents.

                  3.2 The execution, delivery and performance of this Agreement, the Loan Documents, the Contracts, the Related Documents and any other documents and instruments contemplated by this Agreement to which Developer is a party, have been duly authorized by all necessary action on the part of Developer and do not violate or constitute a breach under any law, rule or regulation, indenture, contract or other instruments to which Developer is a party or by which it is bound.

                  3.3 Upon Developer's execution and delivery of this Agreement, this Agreement shall be a legal, valid and binding obligation of Developer, enforceable in accordance with its terms.

                  3.4 There is no suit or proceeding now pending, (nor to the knowledge of Developer, threatened, nor is there any basis therefore) against or affecting it, or any of its properties or rights or the Transactions, which, if adversely determined, would materially

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impair  its  ability to carry on its  business  or would  materially  affect its financial condition or the Transactions.

                  3.5 Developer has filed or caused to be filed all federal, state and local tax returns which are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessments received by it, to the extent such taxes have become due.

                  3.6 Developers' financial statements heretofore furnished to FMB are true and complete, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with those used by Developer during its immediately preceding full fiscal year and fairly present Developers' financial condition as of the dates noted therein and the results of its operations for the interim period then ending. Developer knows of no liability, direct or contingent, involving significant amounts, not disclosed by, or reserved against in said financial statements. Since the date of the financial statements referred to herein, there have been no material adverse changes in the financial condition of Developer and no such change is expected to the knowledge of the signatories to this Agreement in either their individual or representative capacities.

                  3.7 All information, reports and other papers and data furnished to FMB were, at the time that same were furnished to FMB, complete and correct in all material respects, to the extent necessary to give FMB a true and accurate knowledge of the subject matter. No fact is known to Developer which materially and adversely affects or in the future may materially and adversely affect the business, assets, liabilities, financial condition, results of operations or business prospects of Developer which have not been set forth in such information, reports or other papers or data or otherwise disclosed in writing to FMB. No document furnished or statement made in connection with the negotiation, preparation or

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execution of this  Agreement  contains or will  contain any untrue  statement of fact material to the creditworthiness of Developer or omits to state a material fact necessary in order to make the statements contained therein not misleading.

                  3.8 No consent or approval of, giving of notice to, registration with or taking of any other action in respect of, any governmental authority or agency is required with respect to the execution, delivery and performance by Developer of this Agreement.

                  3.9 LAP is the owner in fee of the Project and the individual Unit Weeks therein created and no interest therein has been sold, leased, assigned, pledged or otherwise encumbered in any manner whatsoever, except for:
(i) the sale of Unit Weeks to Consumers in the ordinary course of business and, pursuant to the Project Documents; (ii) the first mortgage (deed of trust) on the Project held by Bank One, Arizona, formerly The Valley National Bank of Arizona and (iii) the second mortgages (deeds of trust) held, subject to equal priority, by Tammac Financial Corp. and Resort Funding International, Inc., and to the best of Developer's knowledge, no other person, company or entity claims any interest therein. The Bank One, Arizona mortgage and the Tammac Financial Corp. mortgage do not cover the collateral pledged in favor of FMB.

                  3.10 Developer has obtained prior to the sale and financing of any Unit Weeks all necessary permits, approvals and authorizations and has complied with all registration and qualification requirements necessary to lawfully offer Unit Weeks for sale or lease and to finance the purchase of Unit Weeks in the states in which said Unit Weeks shall be offered for sale or lease, including, but not limited to, acceptance and approval from the appropriate governmental authorities as may be required, of the Contracts and Related Documents presently used for the sale and financing of Unit Weeks by LAP, the Project

Documents and all other documents and items required to be filed or reviewed pursuant to applicable statutes, rules and regulations.

                  3.11 The Unit Weeks being offered for sale shall be offered for the personal use and enjoyment of the Consumer and not for investment purposes.

                  All representations and warranties made under this Agreement shall survive and not be waived by the execution and delivery of the Agreement or any investigation by FMB.

                  4.          WARRANTIES, REPRESENTATIONS AND COVENANTS
                              -----------------------------------------
                              RELATING TO THE CONTRACTS AND RELATED
                              -------------------------------------
                              DOCUMENTS.
                              ---------

                  Developer   represents  and  warrants  with  respect  to  each
Transaction (and on the date that each Transaction is assigned shall be deemed to have repeated each such representation and warranty) as follows:

                  4.1 LAP is the sole owner of and has indefeasible fee title to each Transaction, and no interest in the Transaction or the Unit Weeks other than as set forth in the Contract Documents, has been sold, leased, assigned, pledged or otherwise encumbered in any manner whatsoever and to the best of Developer's knowledge, no other person, company or entity claims to hold such an interest.

                  4.2 Each Transaction and the Contracts and Related Documents executed in furtherance thereof represents a bona fide, genuine, valid, binding and enforceable obligation of Consumer, enforceable in accordance with its terms, except to the extent that such enforceability may be affected by any bankruptcy, insolvency, reorganization or similar law affecting creditor's rights generally.

                  4.3 Each Transaction purchased was entered into and remains in compliance with all applicable federal and state laws and regulations.

                  4.4 To the best of the Developer's knowledge, Consumer had full capacity to contract.

                  4.5 LAP has the right to pledge and assign the Contracts, the Related Documents and the Unit Weeks to FMB, and to grant a security interest hereunder in and to FMB.

                  4.6 Title and the right to  receive  all sums due or to become due pursuant to the Transactions shall remain in LAP subject to the pledge to FMB hereunder, notwithstanding Developers' execution and delivery of an assignment for each Transaction (the "Assignment"). Title to the Transactions and the right to receive proceeds are subject to security interests in favor of FMB, and the sums due will be delivered to FMB upon notice to the Developer and Concord Servicing.

                  4.7 The amounts stated in the Contracts to be due are not past due and will in fact be due and payable at the time or times provided therein and the Transactions and Unit Weeks are free from all liens or other outstanding rights (except for the mortgage or deed of trust executed and delivered by the Consumer as security for the repayment of the obligations set forth in the Contract, if any), counterclaims, encumbrances, claims, rights of recoupment, setoff and defenses of every kind whatsoever, except to the extent that enforceability may be affected by any bankruptcy, insolvency, reorganization or similar law affecting creditor's rights generally.

                  4.8 The Contracts and Related Documents are genuine and what they purport to be and they have not and will not be modified or altered without the prior written consent of FMB.

                  4.9 No default on the part of the Consumer or Developer has occurred or is continuing under the terms of the Transactions, or any other agreement between the Consumer and Developer. LAP has not and will not make any other assignment of the Unit Weeks, the Contracts, the Related Documents or the rights, privileges, monies and benefits pursuant to the Transactions except to FMB hereunder.

                  4.10 All signatures, names, addresses, amounts and other statements of facts contained in the documents evidencing the Transactions are genuine, true and correct, to the best of Developer's knowledge.

                  4.11 Developer shall comply with all of its warranties and other obligations with respect to the Transactions.

                  4.12 The filing, recordation or any other action or procedure which is permitted or required by statute or regulations to perfect LAP's title or LAP's (and FMB's) security interest in and to the Unit Weeks, the Contracts and/or the Related Documents have been accomplished pursuant to all applicable laws and regulations.

                  4.13  There  is  no  litigation   or  proceeding   pending  or
threatened which might, if successful, adversely affect the interest of Developer and/or FMB with respect to any Transaction and/or the Project.

                  4.14 The Project is and shall be insured in such amounts and against such risks as is satisfactory to FMB, naming FMB and its successors and assigns as the mortgagee and/or as additional insured and/or as loss payee, as appropriate.

                  4.15 Only Developer's authorized and licensed representatives were involved with the negotiation and consummation of the Transactions.

                  5.          DEVELOPER'S COVENANTS.
                              ---------------------

                  Developer agrees to perform and observe all of the following covenants:

                  5.1 Developer shall preserve and maintain its existence, rights, franchises, licenses and privileges in the jurisdiction of its formation and qualify and remain authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

                  5.2 Developer shall pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits and upon any properties belonging to it prior to the date on which penalties attached thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon any properties of Developer; except no such tax, assessment, charge, levy or claim need be paid which is being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside.

                  5.3 Developer shall, at its own cost and expense, if so required or requested by FMB, prepare, record and/or file, and deliver to FMB, all additional documents, deeds of trusts, security agreements, assignments, financing statements and/or assignments thereof, which additional documents and instruments create, grant and convey to and in favor of FMB, a valid and enforceable first and paramount lien position in and to the Transactions assigned to FMB and/or Contracts and Related Documents.

                  5.4 Developer shall, within ninety (90) days after the end of each fiscal year, furnish to FMB its balance sheet as at the end of such year, and its income and surplus statement and statement of cash flow for such fiscal year, all in reasonable detail, all prepared in accordance with generally accepted accounting principles consistently applied, and all reviewed by independent certified public accountants of recognized standing selected by Developer and satisfactory to FMB, and in addition to such statements, any supplementary information to the financial reports as FMB shall reasonably require.

                  5.5 Developer shall also deliver to FMB within sixty (60) days after the end of each quarter-annual fiscal period of Developer, except the fourth (4th) quarter, its balance sheet as at the end of such period, its cumulative income and surplus statement and its statement of cash flow for the period beginning on the first day of such fiscal year and ending on the date of such balance sheet, all in reasonable detail, all prepared in accordance with generally accepted accounting principles consistently applied, certified by the chief financial officer of Developer and in addition to such statements, any supplementary information to the financial reports as FMB shall reasonably require.

                  5.6 Developer shall execute and deliver to FMB any pledge, lien, encumbrance, security agreement, financing statement or other documents as may reasonably be requested by FMB at any time when FMB is owed any monies pursuant to the Transactions in order to effectuate more fully the purposes of this Agreement.

                  5.7 Provided there is no default hereunder or under the Note to FMB, Developer shall have the conditional right to receive and collect all monies owing on the Transactions assigned hereunder subject to the terms and provisions of the Loan Documents. Developer shall, at its expense, be responsible for all collection activities (as hereinafter defined) relating to any Transactions that are not more than sixty (60) days delinquent. The collection activities Developer shall include but not be limited to: forwarding coupon books or payment statements to Consumers, servicing the Transactions, generating and mailing delinquency

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
notices to the delinquent Consumers, and causing to be prepared and forwarded to Developer trial balances and delinquency reports regarding the Transactions. At the written request of FMB, Developer shall, at its sole cost and expense, undertake all such collection activities relating to the Transactions on behalf of FMB. Such Developer collection activity shall include, but not be limited to, contacting the Consumer, instituting suit, foreclosing and selling the Contracts and/or Unit Weeks according to applicable laws, taking judgment and enforcing the judgment against the Consumer. Developer shall not, without FMB's prior written consent, (a) grant any extension of time of payment, (b) compromise or settle any Transaction for less than the full amount owing, (c) release, in any manner, any Consumer, (d) waive any event of default under any Contract, (e) refinance any Contract, or (f) commence any foreclosure or collection action, provided, however, Developer shall not be so restricted on any Transaction replaced pursuant hereto by Developer.

                  5.8 If so requested by FMB, Developer shall at its sole cost and expense assist FMB in pursuing all of FMB ' s rights and remedies under and pursuant to the Contracts and Related Documents, which assistance shall include, but not be limited to, the collection of all sums due thereunder, the preparation and prosecution and/or defense of any claims, suits, actions or proceedings, relating thereto including inspections, appearances for discovery and testimony in court or otherwise.

                  5.9 Developer shall observe, perform and comply with the covenants, terms and conditions of this Agreement.

                  5.10 Developer shall permit FMB, or its duly authorized representatives, at any time during Developer's regular business hours (and upon reasonable notice to

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Developer), to examine the books and records of Developer and to make copies and excerpts thereof.

                  5.11 Developer shall not suffer or permit any off-set, counterclaim, right of recoupment or other defenses to arise in favor of a Consumer with respect to any Transaction.

                  5.12 Developer agrees that upon payment in full of any Transaction pledged to FMB pursuant to the terms of this Agreement, Developer, at its sole cost and expense, shall be responsible for and shall properly undertake to provide the Consumer with all necessary evidence that the Contract has been paid in full and to discharge all liens relating to that Contract, if any.

                  6.          POWER OF ATTORNEY.
                              -----------------

                  Developer hereby appoints FMB, and its duly authorized officers and employees, as its true, lawful and irrevocable attorney-in-fact, with respect to Contracts pledged and assigned to FMB and all obligations of Developer hereunder, to: (i) demand, receive and enforce payment, endorse Developers' name on any notes, checks, drafts or other evidences of payment relative to Contracts pledged to FMB; (ii) give receipts, releases and satisfactions only upon collection in full of all amounts due under the Contracts or with the written consent of Developer, which consent shall not be unreasonably withheld or delayed; (iii) sue, either in the name of Developer or in the name of FMB, for all sums payable under the Transactions; (iv) execute and deliver any financing statements or similar documents; or (v) otherwise enforce the rights hereunder and under the Transactions. This power, being coupled with an interest, is irrevocable while any Transactions remain unsatisfied.

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                  7.          INDEMNIFICATION.
                              ---------------

                  Developer hereby agrees to indemnify FMB and to protect, defend and hold them harmless, from and against any and all loss, cost, damage, liability, injury or expense, including without limitation, reasonable attorney's fees and other reasonable legal expenses, which any of them may incur for or by reason of the untruthfulness and/or breach of any of the agreements, warranties, representations or covenants of Developer contained herein.

                  8.          EVENTS OF DEFAULT.
                              -----------------

                  If any one or more of the following events shall occur or be continuing, it shall be deemed to be an Event of Default entitling FMB to pursue each of the remedies as set forth herein, in the Loan Documents, or any other agreements with FMB or applicable statutes and laws:

                (a) The failure of Developer to pay any principal or interest under the Note;

                (b) Developer's failure to keep, observe, perform, and/or carry out in every particular the covenants, terms or provisions contained in the Agreement or the Loan Documents, and such default shall have remained uncured for a period of fifteen (15) days after notice thereof to Developer by FMB or if the cure requires more than fifteen (15) days, Developer fails to initiate steps to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practicable;

                (c) Developer's consent to the application for an appointment of a receiver or trustee for it or for substantially all of its property, its sufferance of any such appointment made without its consent to any proceedings against it under any law relating

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
to bankruptcy, insolvency, or the reorganization or relief of debtors, which shall have continued unstayed and in effect for a period of thirty (30) consecutive days;

                (d) Developer's admission in writing of its inability to pay its debts as they mature, or commission of any act of bankruptcy; Developer's making of an assignment for the benefit of creditors, or the filing of a voluntary petition in bankruptcy by the Developer; or the application for a receiver by the Developer;

                (e) The entry of any judgment or execution or attachment order (entered after the date hereof) against or affecting the Developer which, in the reasonable opinion of FMB, adversely and materially affects the credit standing of the Developer. (For purposes of this subsection "materially" shall be defined to mean an amount in excess of five percent (5%) of Developer's net worth, as shown on Developer's most recently available financial statements or $50,000.00, whichever is greater.);

                (f) Any statement, representation, or warranty by the Developer contained in this Agreement, the Loan Documents, the financial statements, applications submitted for credit or any other agreement for the payment of money with FMB proves to be incorrect or misleading in any material respect, or a breach in any of the terms and conditions of this Agreement, the Loan Documents or any other agreement with FMB at any time when the Developer is obligated to FMB hereunder;

                 (g) The failure of the Developer, ILX or LAP to pay any principal or interest on any other material borrowed money obligation when due, so that the holder of such obligation declares, or may declare, such obligation due prior to its stated maturity because of the Developers', ILX's or LAP's default thereunder. (For purposes of this subsection "material" shall be defined to mean any loan with FMB or a loan not with FMB in an amount in excess of five (5%) percent of Developers' net worth, as shown on Developer's most recently available financial statements or $50,000.00, whichever is greater.);

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
                (h) Any material and adverse change in the condition or affairs, financial or otherwise, of the Developer or the liability of the Developer to FMB, which in the reasonable opinion of FMB impairs the security of FMB or increases its risk so as to jeopardize the replacement obligations of the Developer hereunder:

                (i)  If  at  any  time  FMB   reasonably   determines   that  an
environmental claim against the Project will have a material adverse effect on the financial condition of the Developer;

                (j) The failure of the Developer to provide financial statements and/or annual tax returns to FMB when required or requested to do so, together with such financial information as may reasonably be requested by FMB;

                (k) The passing of title, legal or equitable, to the Project (except as to the Transactions and Unit Weeks sold by Developer in the ordinary course of Developers' business) without the written consent of FMB;

                (l) The failure to make payment of any tax, assessment, or municipal or governmental charge against the Project or any Unit Week, when due or the imposition of any lien thereon not paid and removed within 15 days from the date thereof;

                (m) The failure to pay any insurance premium when due on or relating to the Project;

                (n)  Any  material  change  in  the  partnership   structure  or
management of the Developer without the prior written consent of FMB, which consent shall not be unreasonably withheld or delayed;

                (o) Any suspension of the Developer's transaction of its usual business;

                (p) Liquidation and/or dissolution of the Developer;

                (q) The Project is partially or totally destroyed and the owners of the Unit Weeks elect not to rebuild the Project in substantially the same size, quality of construction, architecture and in all other manner so as to conform with the improvements which existed prior to such damage or destruction.

                  9.          REPLACEMENT OF COLLATERAL.
                              -------------------------

                  9.1 If a Consumer becomes in excess of ninety (90) days delinquent on any of the Consumer's obligations under the terms and conditions of his or her Contract and Related Documents, then with respect to such delinquent Contract, Developer shall immediately replace said delinquent Contract with another Contract for an amount equal to all sums due thereunder, including, but not limited to unpaid principal, accrued interest, plus any expenses of collection (including, but not limited to reasonable attorney's fees and court costs) as a result of said default by a Consumer as aforesaid.

                  9.2         [Intentionally Deleted]

                  9.3 All Transactions replaced by Developer shall be released from FMB's liens, at Developers' sole cost and expense.

                  9.4 No delay on the part of FMB or its assignees in exercising any rights hereunder or under the Contracts and Related Documents, nor in taking any action to collect or enforce payment of any Contract and/or Related Documents, shall operate as a waiver of any such rights or in any manner prejudice the rights of FMB or its assignee's rights against Developer hereunder. FMB may, without prejudice to any claim against Developer hereunder, at any time, or from time to time, in the sole discretion of FMB and without notice to the Developer: (a) sell any collateral held by FMB at public or private sale and/or purchase said collateral at said sale; and (b) settle or compromise with the Consumers any Contracts, or subordinate to the payment of any such Contracts of the Consumers or any other person, to the payment of any other debt which may be owing to FMB. In the event of the occurrence of 9.4 (a) or (b), without Developer's prior written permission, which permission shall not be unreasonably withheld or delayed, Developer shall be released from its replacement obligations as to those Contracts.

                  9.5 FMB shall at all times have the right to realize upon any collateral security relating to a defaulted Transaction and Developer's obligation to replace any such Transaction shall survive any such sale of the said collateral, if any.

                  9.6 Developer must at all times maintain a loan-to-value ratio of no more than __%. Thus, the value of all pledged Contracts that are not more than 90 days delinquent must always be at least ___% of the loan balance. This restriction is in addition to the collateral replacement provisions contained in the preceding provisions of this Article 9.

                  10.         ADDITIONAL REQUIREMENTS.
                              -----------------------

                  In the event that any claim, counterclaim, cross-claim, or defense is asserted against FMB by a Consumer, whether in a judicial proceeding, bankruptcy, or by notice to FMB of nonpayment of a Transaction as a result of such claim or defense, alleging breach of warranty, breach of contract, violation of any federal, state or local statute, rule or regulation, or any other claim, counterclaim, cross-claim or defense relating to the Contract, or otherwise, Developer agrees to replace any and all Transactions so affected for an amount equal to all of the sums due thereunder, within thirty (30) days of written demand from FMB. Developer shall continue to defend and indemnify FMB against any and all loss, damage, liability, fine, penalty, cost, damage, injury or expense, including without limitation, all reasonable attorney fees and litigation expenses, by reason of any such claim, counterclaim, cross-claim or defense.

                  11.         SECURITY AGREEMENT.
                              ------------------

                  To secure the payment and performance of the obligations of the Developer as set forth in the Note, this Agreement and the Loan Documents, as well as any extensions, renewals and modifications hereof or thereof or substitutions therefore, Developer hereby grants a security interest to FMB in and to the Contracts and the Related Documents and all proceeds thereof. Developer agrees to join with FMB in the execution of any financing statements and to execute any other instruments that may be required for the perfection or renewal of such security interest under the Uniform Commercial Code.

                  12.         ASSIGNMENT BY FMB.
                              -----------------

                  Developer understands and agrees that in order for FMB to induce any financial institution, person, corporation, partnership or other entity with which FMB transacts business to acquire the Contracts and Related Documents referred to herein from FMB all of the terms hereof and undertakings, warranties and guarantees contained herein shall also inure to the benefit of such financial institution, person, corporation, partnership or other entity and shall give such financial institution, person, corporation, partnership or other entity the same rights and remedies as are conferred upon FMB herein.

                  13.         NOTICES.
                              -------

                  Any notice or demand in connection with this Agreement shall be deemed sufficiently given or made immediately upon hand delivery or if mailed upon 3 business days after said notice or demand is deposited with the United States Postal Service by registered mail, postage prepaid, to the other party for whom it is intended at the address set forth in the heading of this Agreement, or such other address as shall hereafter be given by written notice to the other party.

                  14.         SURVIVAL OF REPRESENTATIONS. COVENANTS AND
                              ------------------------------------------
                              WARRANTIES.
                              ----------

                  The representations, warranties and covenants provided herein shall survive the execution and delivery of this Agreement, the replacement of Transactions hereunder and the termination of this Agreement.

                  15.         SEVERABILITY.
                              ------------

                  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  16.         HEADINGS.
                              --------

                  The  section   headings   used  in  this   Agreement  are  for
convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

                  17.         ASSIGNMENT AND MODIFICATION.
                              ---------------------------

                  This Agreement may not be assigned by Developer without the express written consent of FMB. No modification or other amendment to this Agreement shall be effective unless in writing and signed by all parties.

                  18.         WAIVER.
                              ------

                  Knowledge of any breach of any representation, warranty or covenant hereunder shall not be deemed to constitute a consent thereto and no provision hereof shall be deemed to be modified or amended except in writing.

                  19.         CHOICE OF LAW.
                              -------------

                  This   Agreement   shall  be  governed  by  and  construed  in
accordance with the laws of the State of Arizona.

                  20.         COUNTERPARTS.
                              ------------

                  This Agreement may be executed in counterparts, each of which shall be deemed an original.

                  21.         PRIORITY.
                              --------

                  In the event of any conflict, the provisions of that certain Commercial Security Agreement of even date herewith between Developer and FMB, the Commercial Security Agreement shall control.

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
Agreement at Phoenix, Arizona, as of the _____ day of April, 1995.

                                         FIRSTAR METROPOLITAN BANK &
                                         TRUST



                                         By______________________________

                                         Its___________________________

Address:
320 N. Central Avenue
Phoenix, Arizona  85004

                                        LOS ABRIGADOS PARTNERS LIMITED
                                        PARTNERSHIP, an Arizona limited
                                        partnership



                                        By ILE SEDONA INCORPORATED,

                                        Its General Partner


/s/Stephanie D. Castronova              By  /s/ Joseph P. Martori
--------------------------                 ------------------------------
--------------------------                 ------------------------------
            Secretary                      Its President
-----------

Address:
2777 E. Camelback Road
Phoenix, Arizona 85016

                                        ILX INCORPORATED, an Arizona
                                        corporation



/s/ Stephanie D. Castronova             By /s/ Joseph P. Martori
---------------------------               -------------------------------
---------------------------               -------------------------------
                Secretary                 Its President
---------------

Address:
2777 E. Camelback Road
Phoenix, Arizona 85016